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                                                                   Exhibit 10.66


                                 ADDENDUM No. 2
                       TO LOG SALES CONTRACT No. 11-21-01
                             Dated November 27, 2000

     This Addendum No. 2 to Log Sales Contract No. 11-21-01, dated November 27, 2000 (hereinafter referred to as "Addendum NO. 2"), is entered into and becomes effective as of April 25, 2001, by and between Closed Joint-Stock Company "Forest-Starma" (hereinafter referred to as the "Seller") and Rayonier Inc. (hereinafter referred to as the "Buyer") as follows:

     1. In addition to round logs, the Seller agrees to sell and the Buyer agrees to buy lumber products produced by the Seller on terms contained in Log Sales Contract No. 11-21-01. The specific quantity, composition, specification and prices of all lumber products shipments shall be set forth in separate addenda to Log Sales Contract No. 11-21-01.

     2. All lumber products shall meet the requirements of Russian GOST standard 26002-83 ("Coniferous Sawn Timber of Northern Grading Supplied for Export") for quality grading with the exception that the nominal thickness of lumber products can exceed 100 mm, or GOST standard 8486-86 ("Coniferous Sawn Timber; Specifications") as appropriate for the named lumber product.

     3. Unless otherwise stated herein, all other terms and conditions of Log Sales Contract No. 11-21-01 remain in full force and effect.

     4. Both original and faxed signatures of the parties on this Addendum No. 2 shall have equal legal force with regard to execution of this Addendum No. 2.

     In witness whereof, the parties have executed this Addendum No. 2 to Log Sales Contract No. 11-21-01, dated November 27, 2000, which shall become effective as of April 25, 2001.


     Rayonier, Inc.                          JSC "Forest-Starma"
     Buyer                                   Seller


      /s/ Robert J. Cartano                   /s/ Valery Limarenko
     -----------------------------           ---------------------------------
     Robert J. Cartano                       Valery Limarenko
     Director, Operations                    Acting General Director on the
     International Forest Products           basis of Power of Attorney of
                                             May 14, 2001

                                              /s/ Nadezhda Obukhova
                                             ---------------------------------
                                             Nadezhda Obukhova
                                             Acting Chief Accountant
                                             (Order No. 18 of May 2001)